UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

TENET HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue, Suite 1400, Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 893-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02              Results of Operations and Financial Condition.

The information contained herein is being furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 4, 2014, Tenet Healthcare Corporation (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended June 30, 2014.  A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in the press release filed as an exhibit to this report constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such forward-looking statements are based on management’s current expectations and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by such forward-looking statements.  Such factors include, among others, the following: our ability to realize fully or at all the anticipated benefits of our merger with Vanguard Health Systems, Inc. (“Vanguard”) and to successfully integrate the operations of the Company’s and Vanguard’s businesses; the implementation of healthcare reform legislation, the enactment of additional federal and state healthcare reform, and the related effect on reimbursement and utilization and the future designs of provider networks and insurance plans, including pricing, provider participation, coverage, co-pays and deductibles; other changes in federal, state and local laws and regulations affecting the healthcare industry; general economic and business conditions, both nationally and regionally; demographic changes; changes in, or the failure to comply with, laws and governmental regulations; the ability to enter into managed care provider arrangements on acceptable terms; changes in Medicare and Medicaid payments or reimbursement; liability and other claims asserted against the Company; the ability to continue to expand and realize earnings contributions from the revenue cycle management, health care information management, capitation management, and patient communications services businesses under our Conifer Health Solutions (“Conifer”) subsidiary by marketing these services to third-party hospitals and other healthcare-related entities; and our ability to identify and execute on measures designed to save or control costs or streamline operations.  Certain additional risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.  All information in this report and the press release is as of August 4, 2014.  The Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

NON-GAAP INFORMATION

The press release filed as an exhibit to this report includes certain financial measures, such as adjusted EBITDA, that are not calculated in accordance with generally accepted accounting principles (GAAP).  Management recommends that you focus on the GAAP numbers as the best indicator of financial performance.  These alternative measures are provided only as a supplement to aid in analysis of the Company.  Reconciliation between non-GAAP measures and related GAAP measures can be found at the end of the press release.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release issued on August 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: August 4, 2014
	By:	/s/ R. Scott Ramsey
		Name:	R. Scott Ramsey
		Title:	Vice President, Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on August 4, 2014.